                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             Amendment No. 1 to
                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                               February 5, 1998
               Date of Report (Date of earliest event reported)



                        CONCENTRIC NETWORK CORPORATION
            (Exact name of registrant as specified in its charter)



           Delaware                      000-22575               65-0257497
        --------------                ---------------         ----------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)



                             10590 N. Tantau Avenue
                          Cupertino, California 95014
                    (Address of principal executive offices)

                                 (408) 342-2800
              (Registrant's telephone number, including area code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

          On February 5, 1998, Concentric Network Corporation, a Delaware corporation (the "Registrant"), acquired all of the outstanding capital stock of InterNex Information Services, Inc., a California corporation ("InterNex") from InterNex Communications, Inc., a California corporation and owner of all of the issued and outstanding shares of capital stock of InterNex ("Holding Company"), pursuant to a Share Acquisition Agreement, dated February 1, 1998, by and among the Registrant, InterNex and Holding Company. Registrant paid $16.75 million in cash to Holding Company as consideration for all of the issued and outstanding shares of capital stock of InterNex. The source of such funds was working capital of the Registrant. The amount of consideration for the transaction was determined by arms-length negotiations between the parties.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          The following financial statements and exhibits are filed as part of this report, where indicated.

     (a) Financial statements of business acquired, prepared pursuant to Rule 3-05 of Regulation S-X:



          Independent Auditors' Report
          Balance Sheets
          Statements of Operations and Retained Earnings
          Statements of Cash Flows
          Notes to Financial Statements

          The indicated financial statements are incorporated by reference to the Registrant's Annual Report on Form 10-K filed with the SEC on March 5, 1998.

     (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:



          Unaudited Pro Forma Consolidated Balance Sheet
          Unaudited Pro Forma Consolidated Statement of Operations Notes to Pro Forma Consolidated Financial Information

          The indicated financial statements are incorporated by reference to the Registrant's Annual Report on Form 10-K filed with the SEC on March 5, 1998.

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     (c)  Exhibits in accordance with Item 601 of Regulation S-K:

     Exhibits.
     --------

           2.1* Share Acquisition Agreement, dated as of February 1, 1998, by and among Registrant, InterNex Communications, Inc. and InterNex Information Services, Inc.

          23.1**  Consent of Independent Auditors.

____________
 *Previously filed.
**None required.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONCENTRIC NETWORK CORPORATION



Dated:  April 17, 1998                By: /s/ Michael Anthofer
                                          ____________________________________
                                              Michael Anthofer
                                              Senior Vice President, Chief
                                              Financial Officer

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                              DESCRIPTION

  2.1* Share Acquisition Agreement, dated as of February 1, 1998, by and among Registrant, InterNex Communications, Inc. and InterNex Information Services, Inc.

 23.1**      Consent of Independent Auditors.

_________________
 *Previously filed.
**None required.